2001 EXECUTIVE SIP ELECTION FORM ENCLOSED
                 RESPONSE MUST BE RECEIVED BY DECEMBER 28, 2000
                  COMPLETED FORMS MAY BE FAXED:  (314) 982-3270


                                   December  2,  2000


TO  ASSOCIATES  ELIGIBLE  FOR  THE  EXECUTIVE  SAVINGS  INVESTMENT  PLAN:


Attached  is  a  summary  of  the  Executive  Savings  Investment  Plan (EXSIP).

Also attached is a 2001 EXECUTIVE SIP ELECTION FORM.  Please complete and return
                   --------------------------------
this  form  to  SIP Administration, 1A by December 28, 2000.  IF THE FORM IS NOT
                                          -----------------
RECEIVED  BY  DECEMBER  28,  2000 YOU WILL NOT BE ELIGIBLE TO PARTICIPATE IN THE
              -------------------
EXSIP  DURING  2001.

Certain IRS limits are imposed on before-tax and after-tax contributions to the qualified Savings Investment Plan (SIP). The following sections explain how these limits affect your contributions to the SIP and how your participation in the EXSIP will enable you to make before-tax deferrals in excess of these limits.

IRS  LIMITS
-----------

ANNUAL  BEFORE-TAX  DOLLAR  DEFERRAL  LIMIT
-------------------------------------------

     The total of your before-tax matched and unmatched contributions to the qualified SIP is limited to $10,500 for calendar 2001 by the IRS. If your before-tax SIP matched and unmatched contributions reach the aggregate $10,500 limit, these contributions will cease and your EXSIP before-tax matched and unmatched contributions will commence. Any before-tax contributions over the $10,500 annual limitation will be credited to your EXSIP account if you so elect.

COMPENSATION  LIMIT
-------------------

The total calendar 2001 compensation that can be taken into account under the SIP is limited to $170,000 by the IRS. If other limits have not yet been reached, your EXSIP elective deferrals will begin when your total compensation reaches this level in calendar 2001 at which time your SIP before-tax and after-tax contributions will cease.


     NOTE: If you elect after-tax contributions to the qualified SIP, your after-tax contributions are NOT suspended when your before-tax contributions reach the annual limit of $10,500. Your after-tax contributions to the SIP will be suspended when your compensation reaches $170,000 in calendar 2001. At that point your matched after-tax contributions will convert to before-tax contributions to the EXSIP.


NON-DISCRIMINATION  LIMITS
--------------------------

IRS rules also require that the average of the before-tax and after-tax contributions to the SIP of non-highly compensated participants equal at least a certain percentage of the average of the respective contributions of the highly compensated participants. Your SIP contributions will cease, and your EXSIP contributions will commence, as necessary to maintain this required ratio.


SIP  LIMITATIONS  ON  BEFORE-TAX  AND  AFTER-TAX  PERCENTAGES
-------------------------------------------------------------

Subject to the above IRS limits, the Savings Investment Plan provides participants the opportunity to contribute between 1-14% of non-deferred compensation (4% matched, 10% unmatched) before-tax, and a maximum of 23.75% (1.75% matched, 22% unmatched) after-tax, provided that the combined total does not exceed 23.75% of compensation. Given the $10,500 limit on before-tax contributions described above, and the nondiscrimination maximum percentage limits, highly compensated employees (those earning $85,000 or more annually) will not be able to contribute these maximum Plan limits to the SIP in 2001 and still comply with IRS regulations.

If we are required to prospectively "cut back" your contributions to the qualified SIP to meet these IRS imposed limits, enrollment in the Executive SIP will allow you to contribute the balance of your 2001 contributions that cannot be credited to your SIP account, to your account in the EXSIP.


Here  is  what  you  should  do  now:

     Review the qualified SIP and EXSIP contribution elections you made in 2000.

     OPTION A. If you want your 2000 EXSIP elections to continue in 2001, you should elect this Option on the attached Election Form.

For  reference,  your  current  SIP  and  EXSIP  elections  are:

SIP                                           EXSIP
---                                           -----
Before-tax  matched         ______%           Before-tax  matched   _____%

Before-tax  unmatched       ______%           Before-tax  unmatched _____%

After-tax  matched  at 300% ______%           1.75% Before-tax Matched
   in the Retirement Plan (PensionPlus         at 300%              _____%
   Match Account)                              in EXSIP
After-tax  unmatched        _______%


If you would like to change your qualified SIP contribution elections you may call CheckHR at 1-877-243-2547 (outside St. Louis), 1-(314) 982-2547 (in St.
Louis) or 2547 (Checkerboard Square) after December 1, 2000. When the voice prompts you, press #2 to access EBVN


     OPTION B. If you do not want your 2000 EXSIP contribution elections to carry over to 2001, you may change your contribution elections by completing Option B on the attached Election Form. Your choices for these elections are:

           1  -  4%  before-tax  matched  at  25%
           1  or  1.75%  before-tax  matched  at  300%
           1  -  10%  before-tax  unmatched


     OPTION C. If you do not wish to participate in the EXSIP in 2001 you should check this Option on the attached Election Form.

If you choose Options A or B, when the applicable qualified SIP limit is attained, your before-tax matched and unmatched contributions will be credited to your EXSIP account, and your after-tax matched contributions will also be credited ON A BEFORE-TAX BASIS to your EXSIP account in accordance with your EXSIP election. ONCE THE APPLICABLE LIMIT IS ATTAINED, THE 300% COMPANY MATCHING CONTRIBUTION WILL BE CREDITED TO THE EXSIP INSTEAD OF YOUR PENSIONPLUS MATCH ACCOUNT. EXCESS SIP UNMATCHED AFTER-TAX CONTRIBUTIONS WILL NOT BE MADE UP IN THE EXSIP.

INSTALLMENT  PAYMENTS
---------------------

Effective December 1, 1999, the EXSIP was amended to permit installment payment distributions at retirement or termination of employment after attainment of the age of 50, in addition to the lump-sum payment that was the only form of distribution previously available. If you wish to receive installment payments when you retire, or terminate from the Company after attaining age 50, you should complete the enclosed EXECUTIVE SIP PAYMENT ELECTION FORM. Please indicate whether you wish to receive annual installments over a period of 5 or 10 years.

To be eligible to receive installment payments of your entire EXSIP balance upon retirement or termination of employment after attaining age 50 the election form must be in place at least one year prior to the distribution of benefits. If at the time your EXSIP payments commence, (i) you do not have a valid installment election on file, or (ii) you have not yet attained the age of 50, your EXSIP account will be paid in a lump sum.

Your current payment election on file is (insert election option). If you do not wish to change your EXSIP payment option, you do not need to complete the enclosed Executive SIP Payment Election Form. However, you may change your EXSIP payment option at anytime by completing and submitting an Executive SIP Payment Election Form to Savings Plans Administration.
YOUR 2001 EXECUTIVE SIP ELECTION FORM MUST BE COMPLETED AND RETURNED TO SIP ADMINISTRATION, 1A, RECEIVED OR FAXED BY DECEMBER 28, 2000.


The terms of the EXSIP and the SIP are controlling. For a copy of either Plan, or if you have any questions regarding these Plans, please call Beverly Wilfong, ext. 3381 or me.





                              Sandra  Donahue,  Director
                              Retirement  Plans
                              Employee  Benefits
                              Ext.  2746



Attachments

                        2001 EXECUTIVE SIP ELECTION FORM


              THIS FORM MUST BE RECEIVED BY SIP ADMINISTRATION, 1A
                      RECEIVED OR FAXED BY DECEMBER 28,2000

 NAME
 SS

ONCE MY 2001 CONTRIBUTIONS TO THE QUALIFIED SAVINGS INVESTMENT PLAN (SIP) REACH ANY APPLICABLE MAXIMUM LIMIT IMPOSED BY THE IRS, I IRREVOCABLY ELECT TO CONTRIBUTE TO THE EXECUTIVE SAVINGS INVESTMENT PLAN (EXSIP) EFFECTIVE ON OR
AFTER  JANUARY  1,  2001,  THE  FOLLOWING  PERCENTAGES  OF MY 2001 COMPENSATION:


_____   OPTION  A:  CONTINUE  PRIOR  YEAR  EXSIP  ELECTIONS:
        ---------------------------------------------------
I irrevocably elect to continue my 2000 EXSIP elections throughout calendar year 2001 as listed below, once the applicable IRS limit is reached under the qualified SIP.

          2000  Elections
          ---------------

          Before-tax  contribution  (Matched  at  25%)                ______%


          Before-tax  contribution  (Matched  at  300%)               ______%


          Before-tax  contribution  (Unmatched)                       ______%


_____  OPTION  B:  OTHER  CONTRIBUTION  PERCENTAGES:
       --------------------------------------------
I irrevocably elect to contribute to the EXSIP, once the applicable IRS maximum limit is reached under the qualified SIP, the following:

          Before-tax  contribution  (Matched  at  25%):  1  -  4%     _____ %
          Before-tax  contribution  (Matched  at  300%):1 or 1.75%    _____ %
          Before-tax  contribution  (Unmatched):  1  -  10%           _____ %

_____  OPTION  C:  WAIVE  PARTICIPATION:
       --------------------------------
I elect NOT to participate in the non-qualified EXSIP. I understand that once IRS maximum limits are reached in the qualified SIP, my before-tax and/or after-tax deferrals into the qualified SIP will cease, as applicable.

I UNDERSTAND THE CONTRIBUTION PERCENTAGE ELECTION(S) I MAKE ON THIS FORM CANNOT BE CHANGED OR SUSPENDED AFTER DECEMBER 28, 2000 AND WILL REMAIN IN EFFECT FOR THE ENTIRE 2001 CALENDAR YEAR PER IRS RULES AND PLAN ADMINISTRATIVE REQUIREMENTS. I FURTHER UNDERSTAND THAT IF I DO NOT MAKE MY ELECTION, SIGN THIS FORM, AND RETURN IT TO SIP ADMINISTRATION, 1A, BY DECEMBER 28, 2000, I WILL BE PROHIBITED FROM CONTRIBUTING TO THE EXSIP DURING THE 2001 CALENDAR YEAR.


SIGNATURE_______________________________________________DATE____________________

[NAME]
[SS]




     COMPLETE BENEFICIARY INFORMATION ONLY IF YOU WISH TO MAKE A CHANGE TO YOUR
                     CURRENT EXECUTIVE SIP BENEFICIARY FORM



BENEFICIARY  DESIGNATION - CHECK AND COMPLETE ONE:  This beneficiary designation
--------------------------------------------------
applies only to the Executive SIP and can differ from your beneficiary designation for the qualified SIP.

I hereby designate the following beneficiary(ies) to receive payment in the manner specified:

__  Entire  benefit  to ____________________________________________________
                           _____,  my  spouse.

     (Spouse's  Soc.  Sec.  No.  ________________________________),  if living, otherwise  to:

     Contingent  Beneficiary________________________________
     Soc.  Sec.  No._________________________________
     Date  of  Birth_______________.

__  Entire  benefit  to
    _________________________________________________________,  my  spouse,

    (Spouse's  Soc.  Sec.  No.  __________________________________________)  if
    he/she survives me and, if not, to my children equally, per stirpes, (i.e., if a child predeceases you, his or her share will go to that child's heirs rather than to your other remaining children).

__  ________%  to  ________________________________________________________, my
     spouse

     (Spouse's Soc. Sec. No.______________________________________) and _______%
     to each of my children, but if my spouse does not survive me, then entire benefit to my surviving children equally, per stirpes

__  Entire  benefit  to  __________________________________________________
    (Individual,  Trust,  Estate,  etc.).



SIGUATRUE ___________________________________________DATE______________________

                       EXECUTIVE SIP PAYMENT ELECTION FORM


 NAME
 SS


You may elect to receive your distribution from the Executive Savings Investment Plan (EXSIP) under the options shown below. You may change your election at any time. However, if you elect an installment payment (either 5 or 10 years), your installment election must be in place for at least one year before commencement of the installment payments. If at the time your EXSIP payments commence, (i) you do not have a valid installment election on file, or (ii) you have not yet attained the age of 50, your EXSIP account will be paid in a lump sum.

You currently have on file an election to receive your EXSIP account in (insert election). If you do not wish to change your EXSIP payment option, you need not complete this form.

PAYMENT  FORM     CHECK  ONE  BOX  BELOW  TO  SELECT  A  PAYMENT  OPTION.
-------------------------------------------------------------------------
This election will apply to your entire EXSIP account. Any distribution made before age 50 will be in a lump-sum form only. The annual installment payment option will be effective only if this form is completed and submitted at least one year prior to the commencement of benefits.



I  elect  to  receive  my  distribution  from  the EXSIP  in the following form:

CHECK  ONE: __ Lump-sum  payment    __ 5  Annual  Installments   __ 10 Annual
                                                                 Installments

ACKNOWLEDGEMENT

----------------------------------       --------------------------------------
Social  Security  Number                  Signature

----------------------------------       --------------------------------------
Today's  Date                             Name (Type or Print) Location/Floor #

----------------------------------       --------------------------------------
Home  Street  Address        City         State                     Zip

                                  MAIL FORM TO:
                                  -------------
                             RALSTON PURINA COMPANY
                             ----------------------
                       ATTN:  SAVINGS INVESTMENT PLAN, 1A
                       ----------------------------------
                                801 CHOUTEAU AVE
                              ST. LOUIS   MO  63102

           THIS FORM MUST BE RECEIVED NO LATER THAN DECEMBER 28, 2000

                    2001 EXECUTIVE SIP ELECTION FORM ENCLOSED
                 RESPONSE MUST BE RECEIVED BY DECEMBER 28, 2000
                  COMPLETED FORMS MAY BE FAXED:  (314) 982-3270


                                   December  2,  2000


TO  W.  P.  MCGINNIS

Attached  is  a  summary  of  the  Executive  Savings  Investment  Plan (EXSIP).

Also  attached  are  two 2001 EXECUTIVE SIP ELECTION FORMS.  Please complete and
                         ---------------------------------
return these forms to SIP Administration, 1A by December 28, 2000.  IF THE FORMS
                                                -----------------
ARE NOT RECEIVED BY DECEMBER 28, 2000 YOU WILL NOT BE ELIGIBLE TO PARTICIPATE IN
                    -----------------
THE  EXSIP  DURING  2001.

The EXSIP contributions may commence immediately with respect to the portion of your salary that is subject to a mandated deferral. A separate Executive SIP Election Form has been provided for the mandated deferred salary. Once one of the IRS limits is reached, then the election on the other Executive SIP Election Form attached will be effective with respect to all EXSIP eligible 2001 compensation.

Certain IRS limits are imposed on before-tax and after-tax contributions to the qualified Savings Investment Plan (SIP). The following sections explain how these limits affect your contributions to the SIP and how your participation in the EXSIP will enable you to make before-tax deferrals in excess of these limits.

IRS  LIMITS
-----------

      ANNUAL  BEFORE-TAX  DOLLAR  DEFERRAL  LIMIT
      -------------------------------------------

     The total of your before-tax matched and unmatched contributions to the qualified SIP is limited to $10,500 for calendar 2001 by the IRS.
     If your before-tax SIP matched and unmatched contributions reach the aggregate $10,500 limit, these contributions will cease and your EXSIP before-tax matched and unmatched contributions will commence. Any before-tax contributions over the $10,500 annual limitation will be credited to your EXSIP account if you so elect.

     COMPENSATION  LIMIT
     -------------------

     The total calendar 2001 compensation that can be taken into account under the SIP is limited to $170,000 by the IRS. If other limits have not yet been reached, your EXSIP elective deferrals will begin when your total compensation reaches this level in calendar 2001 at which time your SIP before-tax and after-tax contributions will cease.


     NOTE: If you elect after-tax contributions to the qualified SIP, Your after-tax contributions are NOT suspended when your before-tax contributions reach the annual limit of $10,500. Your after-tax contributions to the SIP will be suspended when your compensation reaches $170,000 in calendar 2001. At that point your matched after-tax contributions will convert to before-tax contributions to the EXSIP.


     NON-DISCRIMINATION  LIMITS
     --------------------------

     IRS rules also require that the average of the before-tax and after-tax contributions to the SIP of non-highly compensated participants equal at least a certain percentage of the average of the respective contributions of the highly compensated participants. Your SIP contributions will cease, and your EXSIP contributions will commence, as necessary to maintain this required ratio.


     SIP  LIMITATIONS  ON  BEFORE-TAX  AND  AFTER-TAX  PERCENTAGES
     -------------------------------------------------------------

     Subject to the above IRS limits, the Savings Investment Plan provides participants the opportunity to contribute between 1-14% of non-deferred compensation (4% matched, 10% unmatched) before-tax, and a maximum of 23.75% (1.75% matched, 22% unmatched) after-tax, provided that the combined total does not exceed 23.75% of compensation. Given the $10,500 limit on before-tax contributions described above, and the nondiscrimination maximum percentage limits, highly compensated employees (those earning $85,000 or more annually) will not be able to contribute these maximum Plan limits to the SIP in 2001 and still comply with IRS regulations.

     If we are required to prospectively "cut back" your contributions to the qualified SIP to meet these IRS imposed limits, enrollment in the Executive SIP will allow you to contribute the balance of your 2001 contributions that cannot be credited to your SIP account, to your account in the EXSIP.

Here  is  what  you  should  do  now:

     Review the qualified SIP and EXSIP contribution elections you made in 2000.

     OPTION A. If you want your 2000 EXSIP elections to continue in 2001, you should elect this Option on the attached Election Form.

For  reference,  your  current  SIP  and  EXSIP  elections  are:

SIP                                           EXSIP
---                                           -----
Before-tax matched            ____%           Before-tax matched         _____%
Before-tax unmatched          ____%           Before-tax unmatched       _____%
After-tax  matched  at 300%   ____%           1.75% Before-tax Matched
  in  the  Retirement  Plan  (PensionPlus       at 300%                  _____%
  Match  Account)                               in  EXSIP
After-tax  unmatched          ____%


If you would like to change your qualified SIP contribution elections you may call CheckHR at 1-877-243-2547 (outside St. Louis), 1-(314) 982-2547 (in St.
Louis) or 2547 (Checkerboard Square) after December 1, 2000. When the voice prompts you, press #2 to access EBVN


     OPTION B. If you do not want your 2000 EXSIP contribution elections to carry over to 2001, you may change your contribution elections by completing Option B on the attached Election Form. Your choices for these elections are:

                   1  -  4%  before-tax  matched  at  25%
                   1  or  1.75%  before-tax  matched  at  300%
                   1  -  10%  before-tax  unmatched


     OPTION C. If you do not wish to participate in the EXSIP in 2001 you should check this Option on the attached Election Form.

If you choose Options A or B, when the applicable qualified SIP limit is attained, your before-tax matched and unmatched contributions will be credited to your EXSIP account, and your after-tax matched contributions will also be credited ON A BEFORE-TAX BASIS to your EXSIP account in accordance with your EXSIP election. ONCE THE APPLICABLE LIMIT IS ATTAINED, THE 300% COMPANY MATCHING CONTRIBUTION WILL BE CREDITED TO THE EXSIP INSTEAD OF YOUR PENSIONPLUS MATCH ACCOUNT. EXCESS SIP UNMATCHED AFTER-TAX CONTRIBUTIONS WILL NOT BE MADE UP IN THE EXSIP.

INSTALLMENT  PAYMENTS
---------------------

Effective December 1, 1999, the EXSIP was amended to permit installment payment distributions at retirement or termination of employment after attainment of the age of 50, in addition to the lump-sum payment that was the only form of distribution previously available. If you wish to receive installment payments when you retire, or terminate from the Company after attaining age 50, you should complete the enclosed EXECUTIVE SIP PAYMENT ELECTION FORM. Please indicate whether you wish to receive annual installments over a period of 5 or 10 years.

To be eligible to receive installment payments of your entire EXSIP balance upon retirement or termination of employment after attaining age 50 the election form must be in place at least one year prior to the distribution of benefits. If at the time your EXSIP payments commence, (i) you do not have a valid installment election on file, or (ii) you have not yet attained the age of 50, your EXSIP account will be paid in a lump sum.



Your current payment election on file is 5 ANNUAL INSTALLMENTS. If you do not wish to change your EXSIP payment option, you do not need to complete the enclosed Executive SIP Payment Election Form. However, you may change your EXSIP payment option at anytime by completing and submitting an Executive SIP Payment Election Form to Savings Plans Administration.

YOUR 2001 EXECUTIVE SIP ELECTION FORM MUST BE COMPLETED AND RETURNED TO SIP ADMINISTRATION, 1A, RECEIVED OR FAXED BY DECEMBER 28, 2000.


The terms of the EXSIP and the SIP are controlling. For a copy of either Plan, or if you have any questions regarding these Plans, please call Beverly Wilfong, ext. 3381 or me.



                              Sandra  Donahue,  Director
                              Retirement  Plans
                              Employee  Benefits
                              Ext.  2746


Attachments

                        2001 EXECUTIVE SIP ELECTION FORM
              THIS FORM MUST BE RECEIVED BY SIP ADMINISTRATION, 1A
                      RECEIVED OR FAXED BY DECEMBER 28,2000


ONCE MY 2001 CONTRIBUTIONS TO THE QUALIFIED SAVINGS INVESTMENT PLAN (SIP) REACH ANY APPLICABLE MAXIMUM LIMIT IMPOSED BY THE IRS, I IRREVOCABLY ELECT TO CONTRIBUTE TO THE EXECUTIVE SAVINGS INVESTMENT PLAN (EXSIP) EFFECTIVE ON OR
AFTER JANUARY 1, 2001, THE FOLLOWING PERCENTAGES OF MY 2001 COMPENSATION (INCLUDING THAT PORTION OF MY 2001 COMPENSATION WHICH IS SUBJECT TO A MANDATED DEFERRAL.) :


__     OPTION  A:  CONTINUE  PRIOR  YEAR  EXSIP  ELECTIONS:
       ---------------------------------------------------
       I irrevocably elect to continue my 2000 EXSIP elections throughout calendar year 2001 as listed below, once the applicable IRS limit is reached under the qualified SIP.

          2000  Elections
          ---------------

          Before-tax  contribution  (Matched  at  25%)            _____%


          Before-tax  contribution  (Matched  at  300%)           _____%

          Before-tax  contribution  (Unmatched)                   _____%

__   OPTION  B:  OTHER  CONTRIBUTION  PERCENTAGES:
     --------------------------------------------
     I irrevocably elect to contribute to the EXSIP, once the applicable IRS maximum limit is reached under the qualified SIP, the following:

          Before-tax  contribution  (Matched  at  25%):  1  -  4%      _____%
          Before-tax  contribution  (Matched  at  300%):  1  or  1.75% _____%
          Before-tax  contribution  (Unmatched):  1  -  10%            _____%

__   OPTION  C:  WAIVE  PARTICIPATION:
     --------------------------------
     I elect NOT to participate in the non-qualified EXSIP. I understand that once IRS maximum limits are reached in the qualified SIP, my before-tax and/or after-tax deferrals into the qualified SIP will cease, as applicable.

     I UNDERSTAND THE CONTRIBUTION PERCENTAGE ELECTION(S) I MAKE ON THIS FORM CANNOT BE CHANGED OR SUSPENDED AFTER DECEMBER 28, 2000 AND WILL REMAIN IN EFFECT FOR THE ENTIRE 2001 CALENDAR YEAR PER IRS RULES AND PLAN ADMINISTRATIVE REQUIREMENTS. I FURTHER UNDERSTAND THAT IF I DO NOT MAKE MY ELECTION, SIGN THIS FORM, AND RETURN IT TO SIP ADMINISTRATION, 1A, BY DECEMBER 28, 2000, I WILL BE PROHIBITED FROM CONTRIBUTING TO THE EXSIP DURING THE 2001 CALENDAR YEAR.


SIGNATURE_______________________________________________DATE____________________

                        2001 EXECUTIVE SIP ELECTION FORM
                          FOR MANDATED DEFERRED SALARY


              THIS FORM MUST BE RECEIVED BY SIP ADMINISTRATION, 1A
                      RECEIVED OR FAXED BY DECEMBER 28,2000


Effective January 1, 2001, I irrevocably elect to contribute to the Executive Savings Investment Plan the following percentages of that portion of my 2001 salary that is subject to a the mandated deferral effective January 1, 2001. Once my 2001 contributions to the qualified Savings Investment Plan reach any applicable limitation imposed by the IRS, the attached election will apply to all 2001 EXSIP-eligible compensation, including any salary subject to a mandated deferral.


__   OPTION  A:  CONTINUE  PRIOR  YEAR  EXSIP  ELECTIONS:
     ---------------------------------------------------
     I irrevocably elect to continue my 2000 EXSIP elections throughout calendar year 2001 as listed below, once the applicable IRS limit is reached under the qualified SIP.

          2000  Elections
          ---------------

          Before-tax  contribution  (Matched  at  25%)               ____%
          Before-tax  contribution  (Matched  at  300%)              ____%
          Before-tax  contribution  (Unmatched)                      ____%

__   OPTION  B:  OTHER  CONTRIBUTION  PERCENTAGES:
     --------------------------------------------
     I irrevocably elect to contribute to the EXSIP, once the applicable IRS maximum limit is reached under the qualified SIP, the following:

          Before-tax  contribution  (Matched  at  25%):  1  -  4%        ____%
          Before-tax  contribution  (Matched  at  300%):  1  or  1.75%   ____%
          Before-tax  contribution  (Unmatched):  1  -  10%              ____%

___  OPTION  C:  WAIVE  PARTICIPATION:
     --------------------------------
     I elect NOT to participate in the non-qualified EXSIP. I understand that once IRS maximum limits are reached in the qualified SIP, my before-tax and/or after-tax deferrals into the qualified SIP will cease, as applicable.

     I UNDERSTAND THE CONTRIBUTION PERCENTAGE ELECTION(S) I MAKE ON THIS FORM CANNOT BE CHANGED OR SUSPENDED AFTER DECEMBER 28, 2000 AND WILL REMAIN IN EFFECT FOR THE ENTIRE 2001 CALENDAR YEAR PER IRS RULES AND PLAN ADMINISTRATIVE REQUIREMENTS. I FURTHER UNDERSTAND THAT IF I DO NOT MAKE MY ELECTION, SIGN THIS FORM, AND RETURN IT TO SIP ADMINISTRATION, 1A, BY DECEMBER 28, 2000, I WILL BE PROHIBITED FROM CONTRIBUTING TO THE EXSIP DURING THE 2001 CALENDAR YEAR.


SIGNATURE_______________________________________________DATE____________________

    COMPLETE BENEFICIARY INFORMATION ONLY IF YOU WISH TO MAKE A CHANGE TO YOUR
                     CURRENT EXECUTIVE SIP BENEFICIARY FORM



BENEFICIARY  DESIGNATION - CHECK AND COMPLETE ONE:  This beneficiary designation
--------------------------------------------------
applies only to the Executive SIP and can differ from your beneficiary designation for the qualified SIP.

I hereby designate the following beneficiary(ies) to receive payment in the manner specified:

__     Entire  benefit  to
       _________________________________________________________,  my  spouse.

       (Spouse's Soc. Sec.  No.  ________________________________),  if living, otherwise  to:

       Contingent  Beneficiary________________________________
       Soc.  Sec.  No._________________________________
       Date  of  Birth_______________.

__     Entire  benefit  to
       ________________________________________________________,  my  spouse,

       (Spouse's  Soc.  Sec.  No.  __________________________________________)
       if he/she survives me and, if not, to my children equally, per stirpes, (i.e., if a child predeceases you, his or her share will go to that child's heirs rather than to your other remaining children).

__     ________%  to  ________________________________________________________,
       my spouse

       (Spouse's Soc. Sec. No.______________________________________) and
        _______% to each of my children, but if my spouse does not survive me, then entire benefit to my surviving children equally, per stirpes

__     Entire  benefit  to  __________________________________________________
       (Individual,  Trust,  Estate,  etc.).


SIGNATURE_______________________________________________DATE____________________

                       EXECUTIVE SIP PAYMENT ELECTION FORM




You may elect to receive your distribution from the Executive Savings Investment Plan (EXSIP) under the options shown below. You may change your election at any time. However, if you elect an installment payment (either 5 or 10 years), your installment election must be in place for at least one year before commencement of the installment payments. If at the time your EXSIP payments commence, (i) you do not have a valid installment election on file, or (ii) you have not yet attained the age of 50, your EXSIP account will be paid in a lump sum. You currently have on file an election to receive your EXSIP account in 5 ANNUAL INSTALLMENTS. If you do not wish to change your EXSIP payment option, you need not complete this form.

PAYMENT  FORM     CHECK  ONE  BOX  BELOW  TO  SELECT  A  PAYMENT  OPTION.

This election will apply to your entire EXSIP account. Any distribution made before age 50 will be in a lump-sum form only. The annual installment payment option will be effective only if this form is completed and submitted at least one year prior to the commencement of benefits.

I  elect  to  receive  my  distribution  from  the EXSIP  in the following form:
CHECK  ONE:   __ Lump-sum  payment    __ 5  Annual  Installments   __ 10 Annual
                                                                   Installments
ACKNOWLEDGEMENT
---------------

------------------------------        -----------------------------------------
Social  Security  Number              Signature

-------------------------------       -----------------------------------------
Today's  Date                         Name  (Type  or  Print)  Location/Floor #

-------------------------------       -----------------------------------------
Home  Street  Address     City        State                         Zip


                                  MAIL FORM TO:
                                  -------------
                             RALSTON PURINA COMPANY
                             ----------------------
                       ATTN:  SAVINGS INVESTMENT PLAN, 1A
                       ----------------------------------
                                801 CHOUTEAU AVE
                              ST. LOUIS   MO  63102

           THIS FORM MUST BE RECEIVED NO LATER THAN DECEMBER 28, 2000
           ----------------------------------------------------------

     EXECUTIVE  SAVINGS  INVESTMENT  PLAN
     ------------------------------------
                                     (EXSIP)
                                     -------


I.     ELIGIBILITY  PROVISIONS

          Employees  eligible  for  coverage  under  the  EXSIP  include:

            Principal  Corporate  Officers of Ralston Purina Company:
            Chairman of the Board, Chief Executive Officer, President, any Vice President, Secretary, Treasurer.

            Chairman of the Board, Chief Executive Officer, Presidents and Corporate Vice Presidents of any other controlled affiliates designated by the Chief Executive Officer of the Company.

            Vice Presidents of administrative or operating divisions of the Company.

            Any other person designated by a Chief Executive Officer of the Company.


II.           SIMILARITIES  TO  THE  QUALIFIED  SIP

              1. Company matching contributions vest at the rate of 25% per year for each year of credited service.

              2. Hardship withdrawals are permitted in extremely limited circumstances.

              3. Participants can elect to direct their contributions into most of the funds that are available in the qualified SIP. However, the Fixed Income Fund and the Money Market Fund that are available in the qualified SIP will be replaced in the EXSIP by the Prime Rate Fund.

                   At the time of enrollment in the EXSIP, contributions will initially be credited with the same rate of return as the participant's investment elections in the qualified SIP. Thereafter, the participant may make investment choices other than those in the qualified SIP by contacting Vanguard. The employer 300% matching contributions will follow the employee's investment elections. The 25% match on the first 4% of before-tax contributions receives the Ralston ESOP Common Stock Fund rate of return.

              4. Distributions are payable at termination, retirement, total and permanent disability, or to your designated beneficiary in the event of your death.


III.     DIFFERENCES  BETWEEN  QUALIFIED  SIP  AND  EXSIP

              1. Benefits are unsecured - Benefits under the EXSIP are unfounded and unsecured. In the event of insolvency of the Company, you will have the status of a general creditor. The Company has set aside funds in a grantor trust to help it meet its benefit obligations under this Plan and certain other Plans. If the Company fails to meet its funding commitments to the trust, an event not presently anticipated to occur, participants will, unless they elect otherwise, be entitled to be paid by the Company the value of their account balance. This provision is in no way intended to alter the status of this Plan as an unfunded Plan of deferred compensation.


              2. No After-Tax Contributions - Since the EXSIP is designed to defer income taxes, after-tax contributions are not available. Therefore, any after-tax matched contributions into the qualified Plan will be treated as before-tax contributions in the EXSIP when limitations are encountered in the qualified Plan. All Company matching contributions on such before-tax contributions to the EXSIP will be invested in the Vanguard funds that you have specified in the qualified Plan.

              3. Final Distributions - Final distributions may be in the form of annual installment payments over a 5 or 10 year period provided you have attained age 50 at the time of your termination or retirement AND your payment election has been on file for one year prior to the payment of your benefits. Otherwise, only a lump-sum payment of your benefits is available.

              4. Sale of Subsidiary - The sale of a subsidiary or operating unit may trigger a final distribution of each affected participant's account.

              5.   No  Loans  -  The  EXSIP  has  no  loan  provision.

              6. Beneficiary Designation - You may designate a different beneficiary for the EXSIP from the beneficiary you designate for the qualified SIP.

              7. Prior year election necessary - You must specify your percentage of participation in the EXSIP annually, prior to the calendar year in which contributions are made. This percentage cannot be changed or suspended during the calendar year in which the deferrals are made. (Compliance with this IRS rule is necessary to avoid the "constructive receipt" of income.)


IV.     ADMINISTRATION

              1. Account balances can be obtained daily by calling the Vanguard VOICE network at 1-800-523-1188.

              2. You will receive a quarterly statement showing account balance information as of March 31, June 30, September 30 and December 31.


V.     TAXES

              1. Under current Federal and State tax rules, EXSIP benefits are taxed as ordinary income in the year of payment.

              2. The elimination of the taxable wage base ceiling for purposes of the Medicare HI tax portion of FICA requires that Medicare HI tax be withheld from all compensation when earned and not subject to a risk of forfeiture, even if such compensation is deferred. Accordingly, Medicare HI tax will be withheld at a rate of 1.45% from your paycheck with respect to any amounts contributed to the EXSIP, and any vested matching employer contributions regarding such contributions, in the month such contributions are earned and credited.